                                                                     EXHIBIT 1.1

                       FRIEDE GOLDMAN INTERNATIONAL INC.
                            (a Delaware corporation)

                       [3,800,000] Shares of Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              ____________, 1997


Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
     As Representatives of
     the Several Underwriters

c/o  Jefferies & Company, Inc.
     Attn: Syndicate Department
     650 Fifth Avenue, 4th Floor
     New York, New York  10019

Dear Sirs:

     Friede Goldman International Inc., a Delaware corporation (the "Company"), and the stockholders of the Company identified on Schedule I hereto (collectively, the "Selling Stockholders"), hereby confirm their agreement with you, as representatives (the "Representatives") of the underwriters named in
Schedule II hereto (the "Underwriters"), with respect to the issuance and sale by the Company of [2,300,000] shares and the sale by the Selling Stockholders of an aggregate of [1,500,000] shares (collectively, the "Firm Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock"), and the purchase of the Firm Shares by the Underwriters, acting severally and not jointly. The Company also has agreed to sell up to [570,000] shares (the "Additional Shares") of Common Stock to cover over-allotments, if any. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares".

     You have advised us that you desire to purchase the Shares and that you propose to make a public offering of the Shares as soon as you deem advisable after the Registration Statement referred to below becomes effective upon the terms set forth in the Prospectus referred to below.

     The terms that follow, when used in this Agreement, shall have the meanings indicated. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a)(i) below and any preliminary prospectus included in the Registration Statement (as defined below) on the date that the Registration Statement becomes effective (the "Effective Date") that omits any information pursuant to Rule 430A (as defined below) or Rule 434 (as defined below). "Registration Statement" shall mean the registration statement referred to in
Section 1(a)(i) below,
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Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
Page 2

including financial statements, exhibits and schedules, as amended at the Representation Date (as defined below) or, if not effective at the Representation Date, in the form in which it shall become effective, and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 2 hereof), shall also mean such registration statement as so amended. The term "Registration Statement" shall include any Rule 430A Information (as defined below) deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below) and any information deemed to be included therein at the Effective Time pursuant to Rule 434. If the Company files an additional registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (defined below) (the "Additional Registration Statement"), all references in this Underwriting Agreement to "Registration Statement" shall include the Additional Registration Statement, as amended at the Effective Date, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the Additional Registration Statement as of its effective time pursuant to Rule 430A(b). The final prospectus constituting a part of the Registration Statement (including the Rule 430A Information), and any prospectus subject to completion meeting the requirements of Rule 434 under the Act provided by the Company with any term sheet meeting the requirements of Rule 434 as the prospectus provided to meet the requirements of Section 10(a) of the Act, as from time to time amended or supplemented, is hereinafter referred to as the "Prospectus", except that if any revised prospectus shall be provided to the Underwriters by the Company that differs from the prospectus on file at the Securities and Exchange Commission (the "Commission") at the Effective Date (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations (as defined below)), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use. For purposes of this Agreement, all references to the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement of any of the foregoing shall include the copy thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). "Rule 158", "Rule 424", "Rule 430A", "Rule 434", "Rule 462" and "Regulation S-K" refer to such rules or regulation under the Securities Act of 1933, as amended (the "Act"; and the rules and regulations under the Act, the "Act Regulations"). "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Exchange Act" refers to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     SECTION 1.  Representations and Warranties.

     (a) The Company represents and warrants to the Underwriters as of the date hereof (such date being referred to as the "Representation Date") and as of the Closing Date, as follows:
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Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
Page 3

          (i) The Company has filed with the Commission a registration statement on Form S-1 (Registration No. 333-27599), including a related preliminary prospectus, and one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Underwriters, for the registration under the Act of the offering and sale of the Shares. The Company will file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of Prospectus), or (B) after effectiveness of such registration statement, a Prospectus in accordance with Rules 430A and 424(b) or Rule 434 of the Act Regulations. The Company has included in such registration statement, as amended at the Effective Date, all information (other than any Rule 430A Information or any information omitted pursuant to Rule 434, in the case of clause (B)) required by the Act and the Act Regulations to be included in the Prospectus with respect to the Shares and the offering thereof. As filed, such further amendment or such form of Prospectus, as the case may be, shall contain all Rule 430A Information, together with all other required information, with respect to the Shares and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date hereof.

          (ii) On the Effective Date, the Representation Date and the Closing Date, the Registration Statement did and will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) the Prospectus will, comply in all material respects with the applicable requirements of the Act and the Act Regulations; on the Effective Date, the Representation Date and the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Representation Date and the Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation or warranty as to the information provided in writing to the Company by or on behalf of the Underwriters, expressly for use in the Registration Statement or the Prospectus, and the Company agrees that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second, third, fifth and eighth paragraphs following the table in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus. If Rule 434 is used, the Company will comply with the requirements of such rule. Each
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Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
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     Preliminary Prospectus and the Prospectus was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted under Regulation S-T of the Commission.

          (iii) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect. As used herein, the term "Material Adverse Effect" shall mean an adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company or any of the Subsidiaries (as hereinafter defined) that would be, singly or in the aggregate, material to the Company and the Subsidiaries, taken as a whole, whether or not occurring in the ordinary course of business (a "Material Adverse Effect").

          (iv) The only significant subsidiaries (as defined in the Act Regulations) of the Company are the subsidiaries listed on Schedule III hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect.

          (v) Each of the Company and the Subsidiaries has all necessary authorizations, approvals, orders, licenses, rights-of-way, operating rights, easements, certificates and permits of and from, and has made all declarations and filings with, all regulatory or governmental officials and bodies, all self-regulatory organizations and all courts and other tribunals ("Permits"), to own or lease its respective properties and to conduct its respective businesses described in the Prospectus and the Registration Statement, except where failure to have obtained or made the same would not have a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permits, if the failure to be so licensed or
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Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
Page 5

     approved or if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. The Company and each of the Subsidiaries has fulfilled and performed all its current material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time, or both, would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit. Such Permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries; and the Company and each of the Subsidiaries is in compliance with all applicable laws, rules, regulations, orders and consents, the violation of which could have a Material Adverse Effect. The property and business of the Company and the Subsidiaries conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement.

          (vi) All of the Company's authorized and outstanding capital stock has been duly authorized and validly issued and is fully paid and nonassessable and the capitalization of the Company conforms to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any capital stock of the Company pursuant to the Company's restated certificate of incorporation or bylaws or any agreement or other instrument to which the Company is a party, except as described in the Registration Statement and the Prospectus.

          (vii) All the outstanding shares of capital stock of each Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable and were not issued in violation of or subject to any preemptive or similar rights. All outstanding shares of capital stock of the Subsidiaries are owned by the Company directly, free and clear of any security interests, liens, encumbrances, equities or other claims.

          (viii) Each of the Company and the Subsidiaries has good and indefeasible title to all real property and good and marketable title to all personal property owned by it, including those properties described in the Registration Statement and Prospectus, in each case free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Registration Statement and Prospectus or such as would not have a Material Adverse Effect. Each of the Company and the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Registration Statement and the
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Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
Page 6

     Prospectus as leased by it, with such exceptions as are described in the Registration Statement and the Prospectus or as would not in the aggregate have a Material Adverse Effect.

          (ix) The Company has all requisite power, authority, authorizations, approvals, orders, licenses, certificates and permits to enter into this Agreement and to carry out the provisions and conditions hereof, and to issue and deliver the Shares being sold by it to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with the terms hereof, except to the extent rights to indemnity and contribution hereunder may be limited by federal or state securities laws or public policy underlying such laws and except to the extent the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors' rights generally or by equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (x) Each of the Company and the Subsidiaries owns, or possesses adequate rights to use, all trademarks, trade names, service marks, patents, copyrights, confidential information and other similar rights necessary for the conduct of its business as currently conducted or as planned to be conducted and as described in the Registration Statement and the Prospectus, and neither the Company nor any of the Subsidiaries has received a notice, or knows of any basis, of any conflict with the asserted rights of others in any such respect that could have a Material Adverse Effect.

          (xi) The Shares to be issued and sold by the Company have been duly and validly authorized for issuance by the Company, and the Company has full corporate power and authority to issue, sell and deliver the Shares; and, when such Shares are issued and delivered against payment therefor as provided by this Agreement, the Shares will have been validly issued, fully paid and nonassessable, and the issuance of such Shares will not be subject to any statutory preemptive rights or similar statutory rights or any other preemptive or similar rights. All corporate action required to be taken by the Company for the authorization, issuance and sale of the Shares being sold by it has been duly and validly taken.

          (xii) Arthur Andersen LLP are independent accountants with respect to the Company and the Subsidiaries as required by the Act.
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Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
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          (xiii)  The financial statements and related notes and schedules included in the Registration Statement and the Prospectus present fairly the financial position of the Company and the Subsidiaries as of the respective dates thereof and the results of operations and cash flows of the Company and the Subsidiaries for the respective periods covered thereby; and such financial statements and the related schedules and notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Registration Statement and the Prospectus. The selected financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included therein. The pro forma financial information in the Registration Statement and the Prospectus complies in all material respects with the applicable accounting requirements of Regulation S-X promulgated by the Commission and presents fairly the information shown therein; the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Company and the Subsidiaries are required by the Exchange Act, the Act or the Act Regulations to be included in the Registration Statement or Prospectus.

          (xiv) The Shares conform in all material respects to the descriptions thereof in the Registration Statement and Prospectus.

          (xv) Since the respective dates as of which information is provided in the Registration Statement and Prospectus, except as otherwise specifically stated therein, there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect.

          (xvi) Neither the Company nor any Subsidiary is in violation of its certificate of incorporation or bylaws or other organizational documents. Neither the Company nor any Subsidiary is, nor with the passage of time or the giving of notice or both would be, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or of any judgment, order or decree of any court or governmental agency or body or of any arbitrator having jurisdiction over the Company or any of the Subsidiaries, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any mortgage, loan agreement, note, bond, debenture, credit agreement or any other evidence of indebtedness or in any agreement, contract, indenture, lease or other instrument to which the Company
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Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
           , 1997
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     or any of the Subsidiaries is a party or by which it may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, the effect of which violation or default in performance or observance would have a Material Adverse Effect.

          (xvii) There is no action, suit or proceeding pending before or by any court, arbitrator or governmental agency or body or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries or to which any of their respective property is subject (A) that is required to be described in the Registration Statement or the Prospectus but is not described as required or (B) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect. There is no agreement, contract, indenture, lease or other document or instrument that is required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

          (xviii) No person has any right to the registration of any security of the Company by reason of the filing of the Registration Statement with the Commission or the consummation of the transactions contemplated hereby, which right has not been waived or lapsed.

          (xix) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940 and is not subject to registration under such Act.

          (xx) As of the date of the Prospectus, neither the Company nor any of the Subsidiaries currently is planning any probable acquisitions for which disclosure of pro forma financial information would be required by the Act.

          (xxi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as otherwise stated therein, (A) neither the Company nor any of the Subsidiaries (1) has issued any securities other than in connection with the exercise of any outstanding options described in the Registration Statement and the Prospectus, (2) incurred any material liability or obligation, direct or contingent, for borrowed money, (3) entered into any transaction, not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, (4) entered into any transaction with an affiliate of the Company (as the term "affiliate" is defined in Rule 405 of the Act Regulations) that is required to be disclosed in the Prospectus or the Registration Statement, or (5) declared or paid any dividend on its capital stock, or made any other distribution to its equity holders, (B) there has not been any material change in the capital stock or other equity,
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Bear, Stearns & Co. Inc
Johnson Rice & Company L.L.C.
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     or material increase in the short-term or long-term debt, of the Company or any of the Subsidiaries and (C) there has been no change or development with respect to the condition (financial or otherwise) or business of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, that would have a Material Adverse Effect.

          (xxii) The Company has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Shares, will not distribute without your prior written consent any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

          (xxiii) The Company has filed an application to list the Shares on the Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance and delivery of the Shares.

          (xxiv) Neither the Company nor any Subsidiary is involved in any labor dispute and, to the knowledge of the Company, no such dispute is threatened.

          (xxv) Neither the Company nor any Subsidiary nor, to the best of its knowledge, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds of a character required to be disclosed in the Prospectus.

          (xxvi) Each of the Company and the Subsidiaries have filed (or have obtained extensions thereto) all federal, state and local or foreign tax returns that are required to be filed, which returns are complete and correct in all material respects, and have paid all taxes shown on such returns and all assessments with respect thereto to the extent that the same have become due.

          (xxvii) Except for the shares of capital stock of each of the Subsidiaries, neither the Company nor any of the Subsidiaries owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than as reflected in the financial statements included in the Registration Statement and the Prospectus.

          (xxviii) Neither the execution, delivery or performance of this Agreement, the offer, issuance, sale or delivery of the Shares nor the consummation by the Company
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     of the terms of this Agreement (A) requires the consent, approval, authorization or order of any court or governmental agency or body, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters or such as may be required by the National Association of Securities Dealers, Inc. (the "NASD") and such other approvals as have been obtained, (B) will conflict with, result in a breach of, or constitute a default under the terms of any indenture, agreement, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject,
     (C) will conflict with or violate any law, order, statute, regulation, consent or memorandum of understanding applicable to the Company or any Subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries (in the case of (B) or (C) above, where such conflict, breach, default or violation, individually or in the aggregate, would have a Material Adverse Effect), or (D) will conflict with or violate the certificate of incorporation or bylaws or other organizational documents of the Company or any Subsidiary.

          (xxix) The Company has not taken, directly or indirectly, any action designed to cause or result in or that has constituted, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (xxx) The Company is not required to comply with Section 517.075 of the Florida statutes.

          (xxxi) Each of the Company and the Subsidiaries (A) is in compliance with any and all applicable federal, state, local and foreign laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or approvals or failure to comply with the
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     terms and conditions of such permits, licenses or approvals would not have a Material Adverse Effect.

          (xxxii) There are no costs or liabilities, to the Company's knowledge after due inquiry, associated with the effect of Environmental Laws on the business, operations or properties of the Company and its Subsidiaries that would have a Material Adverse Effect.

          (xxxiii) The election by HAM Marine, Inc. and the consent to such election by its stockholders (and, if applicable, by the spouses of such stockholders) to cause such company to be taxed as an S corporation as provided in Section 1362 of the Internal Revenue Code of 1986, as amended (and the predecessor Code) (the "Code"), was valid and effective at all times from ________________, 1982 through and including ________________,
     1997, the date such election was terminated in connection with the offering and sale of the Shares, and neither the Internal Revenue Service nor any other person or entity has challenged or indicated a present intention to challenge the status of such company as an S corporation during any portion of such period; and HAM Marine, Inc. has incurred no liability for taxes under Section 1374 or 1375 of the Code during or for any year in such period.

          (xxxiv) The election by Friede & Goldman, Ltd. and the consent to such election by its stockholders (and, if applicable, by the spouses of such stockholders) to cause such company to be taxed as an S corporation as provided in Section 1362 of the Code, was valid and effective at all times from ________________, 1996 through and including _______________, 1997, the date such election was terminated in connection with the offering and sale of the Shares, and neither the Internal Revenue Service nor any other person or entity has challenged or indicated a present intention to challenge the status of such company as an S corporation during any portion of such period; and Friede & Goldman, Ltd. has incurred no liability for taxes under Section 1374 or 1375 of the Code during or for any year in such period.

     (b) Each Selling Stockholder severally represents and warrants to the Underwriters as of the Representation Date and as of the Closing Date, as follows:

          (i) The Selling Stockholder now has, and on the Closing Date will have, valid and marketable title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of any security interests, liens, encumbrances, equities or other claims, including, without limitation, any restriction on transfer (except for restrictions

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Page 12

     imposed by applicable federal or state securities laws) other than as specified on the certificate(s) representing such Shares.

          (ii) The Selling Stockholder now has, and on the Closing Date will have, full legal right, power and authorization, and any approval required by law (except such as may be required under the Act or such as may be required by the NASD or under state securities or blue sky laws governing the purchase and distribution of the Shares), to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder pursuant to this Agreement in the manner provided in this Agreement, and upon delivery of and payment for such Shares hereunder, the several Underwriters will acquire valid and marketable title to such Shares free and clear of any adverse claims, assuming that the Underwriters have acquired such Shares for value, in good faith and without notice of any adverse claim.

          (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is the valid and binding agreement of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms except (A) as limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other law relating to or affecting creditors' rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) as such enforceability of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or public policy underlying such laws.

          (iv) Neither the execution and delivery of this Agreement by or on behalf of the Selling Stockholder nor the consummation of the transactions herein contemplated by or on behalf of the Selling Stockholder requires any consent, approval, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required under the Act or such as may be required by the NASD or under state securities or blue sky laws governing the purchase and distribution of the Shares) or conflicts or will conflict with or constitutes or will constitute a breach of, or default under, or violates or will violate, any agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is or may be bound or to which any of the Selling Stockholder's property or assets is subject, or any statute, law, rule, regulation, ruling, judgment, injunction, order or decree applicable to the Selling Stockholder or to any property or assets of the Selling Stockholder, which breach, default or violation would impair the Selling Stockholder's ability to perform under this Agreement and would have any adverse impact on the Company or the Underwriters under this Agreement.

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc
Johnson Rice & Company L.L.C.
        , 1997
Page 13

          (v) The information with respect to the Selling Stockholder contained in the section entitled "Principal and Selling Stockholders" in the Prospectus does not and will not on the Closing Date contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (vi) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares, except for the lock-up arrangements described in the Prospectus.

          (vii) The election by HAM Marine, Inc. and the consent to such election by its stockholders (and, if applicable, by the spouses of such stockholders) to cause such company to be taxed as an S corporation as provided in Section 1362 of the Code, was valid and effective at all times from ________________, 1982 through and including ________________, 1997, the date such election was terminated in connection with the offering and sale of the Shares, and neither the Internal Revenue Service nor any other person or entity has challenged or indicated a present intention to challenge the status of such company as an S corporation during any portion of such period; and HAM Marine, Inc. has incurred no liability for taxes under Section 1374 or 1375 of the Code during or for any year in such period.

          (viii) The election by Friede & Goldman, Ltd. and the consent to such election by its stockholders (and, if applicable, by the spouses of such stockholders) to cause such company to be taxed as an S corporation as provided in Section 1362 of the Code, was valid and effective at all times from ________________, 1996 through and including _______________, 1997, the date such election was terminated in connection with the offering and sale of the Shares, and neither the Internal Revenue Service nor any other person or entity has challenged or indicated a present intention to challenge the status of such company as an S corporation during any portion of such period; and Friede & Goldman, Ltd. has incurred no liability for taxes under Section 1374 or 1375 of the Code during or for any year in such period.

          (ix) Certificates in negotiable form for the Selling Stockholder's Shares have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Power of Attorney and Custody Agreement duly authorized, executed and delivered by the Selling Stockholder, in the form heretofore furnished to you (the "Custody Agreement"), with _____________________, as Custodian (the "Custodian"); the Shares represented by

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 14


     the certificates so held in custody for the Selling Stockholder are subject to the interests hereunder of the Underwriters, the Company and the other Selling Stockholders; the arrangements for custody and delivery of such certificates, made by the Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of the Selling Stockholder, or by operation of law or the occurrence of any other event; and if any such other event shall occur before the delivery of such Shares hereunder, certificates for the Shares will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such other event had not occurred, regardless of whether or not the Custodian shall have received notice of such other event.

     (c) Any certificate signed by any officer of the Company or any Selling Stockholder delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company or such Selling Stockholder, as the case may be, to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to the Underwriters; Closing.

     (a) Subject to the terms and conditions set forth herein:

          (i) The Company agrees to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from the Company, at a purchase price of $___________ per share (the "Initial Price"), the aggregate number of Firm Shares that bears the same proportion to the aggregate number of Firm Shares to be issued and sold by the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II (or such number of Firm Shares increased as provided in Section 9 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders, subject to such adjustment as the Representatives may approve to eliminate fractional shares. The Company will have no obligation to sell to the Underwriters any of such Firm Shares that are being issued and sold by the Company hereunder unless the Underwriters purchase all of the Firm Shares hereunder.

          (ii) Each Selling Stockholder agrees, severally and not jointly, to sell to each Underwriter, severally and not jointly, and, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter, severally and not jointly, agrees to purchase from each Selling Stockholder

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 15

     at the Initial Price, the aggregate number of Firm Shares that bears the same proportion to the aggregate number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto (or such number of Firm Shares increased as provided in Section 9 hereof) bears to the aggregate number of Firm Shares to be sold by the Company and the Selling Stockholders, subject to such adjustment as the Representatives may approve to eliminate fractional shares. No Selling Stockholder will have any obligation to sell to the Underwriters any of the Firm Shares to be sold by such Selling Stockholder hereunder unless the Underwriters purchase all of the Firm Shares hereunder.

     (b) The Company grants to the Underwriters an option to purchase all or any part of the Additional Shares at the Initial Price. Additional Shares shall be purchased from the Company, severally and not jointly, for the accounts of the Underwriters in proportion to the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter. Such option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as hereinafter defined), and only once thereafter within 30 days after the date of the Prospectus, in each case upon written or telegraphic notice, or oral or telephonic notice confirmed by written or facsimile notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Additional Shares Closing Date (as hereinafter defined), as the case may be, setting forth the number of Additional Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

     (c) Payment of the purchase price for, and delivery of, the Firm Shares shall be made at the offices of Jefferies & Company, Inc., 39 Broadway, New York, New York 10006, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M., New York City time, on the third (or, if pricing occurs after 4:30 p.m., New York City time, on any given day, on the fourth) business day following the date hereof, or such other time not later than 10 business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called the "Firm Shares Closing Date"). Payment shall be made to the Company and the Selling Stockholders, as the case may be, by certified or official bank check or checks drawn in New York Clearing House funds (or similar next day funds) or by wire transfer in next day funds payable to the order of the Company or the Selling Stockholders, as applicable, against delivery to the Underwriters of the Firm Shares.

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 16

     (d) Payment of the purchase price for, and delivery of, the Additional Shares to be purchased by the Underwriters shall be made at the office as set forth above or at such other place as shall be agreed upon by the Underwriters and the Company at the time and on the date (which may be the same as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 2(b) (such time and date of delivery and payment being herein called the "Additional Shares Closing Date"). The Firm Shares Closing Date and the Additional Shares Closing Date are called, individually, the "Closing Date" and together, the "Closing Dates". Payment shall be made to the Company by certified or official bank check or checks drawn in New York Clearing House funds (or similar next day funds) or by wire transfer in next day funds payable to the order of the Company against delivery to the Underwriters of the Additional Shares.

     (e) Certificates representing the Shares shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Firm Shares Closing Date or, in the case of Additional Shares, on the day of notice of exercise of the option as described in Section 2(b). The certificates representing the Shares will be made available for examination and packaging by the Underwriters not later than 1:00 P.M., New York City time, on the last business day prior to the Firm Shares Closing Date (or the Additional Shares Closing Date in the case of the Additional Shares) at such place as is designated by the Underwriters.

     SECTION 3. Covenants of the Company. The Company covenants with each of the Underwriters as follows:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, any term sheet under Rule 434, or any Additional Registration Statement, to which the Underwriters shall object in writing after a reasonable opportunity to review such amendment, supplement, term sheet or registration statement. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or supplement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the Representation Date, and any amendment thereto, shall have become effective, (ii) when the

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 17

Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to any Prospectus or for any additional information, (v) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the lifting thereof.

     (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act or the Act Regulations, any event occurs as a result of which the Prospectus as then amended or supplemented would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 3, an amendment or supplement that will correct such statement or omission or effect such compliance. Neither your consent to, nor your delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

     (c) The Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with the sales by any Underwriter or dealer. The Company will comply with all requirements imposed upon it by the Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealing in the Shares in accordance with the provisions hereof and the Prospectus.

     (d) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters a consolidated earnings statement or statements of the Company and the Subsidiaries covering a 12-month period beginning after the Effective Date that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act Regulations.

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 18

     (e) The Company will furnish to the Representatives, without charge, five signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by reference therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, or the Act Regulations, as many copies of the Prospectus and all amendments and supplements thereto as the Underwriters may reasonably request. The Prospectus and any amendments or supplements thereto will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T of the Commission.

     (f) During the period of five years hereafter, the Company will furnish to you, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to you
(i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as you may reasonably request, provided that prior to the Company's furnishing any such other information that is nonpublic you shall enter into such agreement respecting the confidentiality thereof as the Company may reasonably request.

     (g) The Company will not, and will cause each of its executive officers and directors to enter into agreements with the Underwriters in the form set forth in Exhibit A to the effect that they will not, for a period of 180 days following the date of the Prospectus, without the prior written consent of Jefferies & Company, Inc., offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any stock bonus plan, stock grant plan or stock option plan in effect as of the date of the Prospectus.

     (h) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

     (i) The Company will not at any time, directly or indirectly, take any action intended, or that might reasonably be expected, to cause or result in, or that will cause, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

     (j) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in accordance with the description set forth in the "Use of Proceeds" section of the Prospectus and shall file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required by Rule 463 under

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 19

the Act. The Company shall provide you a draft of each such report prior to its filing for your approval, and shall furnish you with a signed copy of each such report.

     (k) The Company will cooperate with the Underwriters and their counsel in connection with endeavoring to obtain and maintain the qualification or registration, or exemption from qualification, of the Shares for offer and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to taxation or general service of process in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares are so qualified, the Company will file all such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Additional Registration Statement.

     SECTION 4.  Covenants of the Selling Stockholders.    Each Selling
Stockholder covenants with each of the Underwriters as follows:

     (a) The Selling Stockholder shall cooperate to the extent reasonably necessary to cause the Registration Statement, if not effective at the Representation Date, and any amendment thereof, to become effective, as promptly as possible after the filing thereof.

     (b) Without prejudice to any rights the Selling Stockholder may have against the Company, the Selling Stockholder shall pay all federal and other taxes, if any, on the transfer or sale of the Shares being sold by the Selling Stockholder to the Underwriters.

     (c) The Selling Stockholder shall do or perform all things required to be done or performed by the Selling Stockholder prior to the Firm Shares Closing Date to satisfy all conditions precedent to the delivery of and the payment for the Shares to be sold by the Selling Stockholder pursuant to this Agreement.

     (d) The Selling Stockholder will enter into an agreement with the Underwriters in the form set forth in Exhibit A to the effect that the Selling Stockholder will not, for a period of 180 days following the date of the Prospectus, without the prior written consent of Jefferies & Company, Inc., offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock.

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 20


     (e) The Selling Stockholder will not at any time, directly or indirectly, take any action intended, or that might reasonably be expected, to cause or result in, or that will cause, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

     (f) The Selling Stockholder will advise the Representatives promptly, and if requested by the Representatives will confirm such advice in writing, of any change in the information relating to the Selling Stockholder contained in the Registration Statement under the caption "Principal and Selling Stockholders".

     SECTION 5. Payment of Expenses. The Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including (i) the fees, disbursements and expenses of counsel and accountants for the Company and the Selling Stockholders and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the mailing and delivery of copies thereof to the Underwriters and dealers, (ii) the cost of printing the Agreement Among Underwriters, this Agreement, the Selling Agreement, any Dealer Agreements, the Underwriters' Questionnaire and the Blue Sky Memorandum (in both preliminary and final form); (iii) all expenses in connection with qualification of the Shares for offering and sale under state securities laws as provided in Section 3(k) hereof, including filing and registration fees and the fees, disbursements and expenses of counsel for the Underwriters in connection with such qualification and in connection with Blue Sky surveys; (iv) the filing fees incident to securing any required review by the NASD; (v) the cost of preparing stock certificates; (vi) all fees of the Company's transfer agent and registrar; (vii) any fees for listing the Shares on the Nasdaq National Market; and (viii) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for in this Section.

     If this Agreement is terminated by the Underwriters because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters. The Company shall not in any event be liable to any of the Underwriters for consequential damages including loss of anticipated profits from the transactions covered by this Agreement.

     SECTION 6. Conditions of the Underwriters' Obligation. The obligation of the Underwriters to purchase the Shares hereunder is subject to the continued accuracy of the

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 21

representations and warranties of the Company and the Selling Stockholders herein contained, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder, and to the following further conditions:

     (a) The Registration Statement shall have become effective, and you shall have received notice thereof, not later than 5:30 p.m., Washington D.C. time, on the date hereof, or such later time and date as shall be approved by the Representatives and the Company, and shall remain effective at the Closing Date. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or blue sky laws of any jurisdiction shall be in effect or proceedings therefor initiated or threatened by the Commission or the authorities of any such jurisdiction. If the Company has elected to rely upon Rule 430A, the price of the Shares and any price-related or other information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and, prior to the Closing Date, the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirement of Rule 430A.

     (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business, properties, condition (financial or other) or results of operations of the Company and the Subsidiaries, taken as a whole, which, in the reasonable judgment of the Underwriters, materially impairs the investment quality of the Shares and constitutes a Material Adverse Effect; (ii) any material loss or interference with the business or properties of the Company or any of the Subsidiaries from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, that is not set forth in the Registration Statement and the Prospectus, if in the reasonable judgment of the Underwriters any such development makes it impracticable or inadvisable to proceed with completion of the sale of and payment for the Shares; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any securities of the Company on any exchange or market or in the over-the-counter market; (iv) any banking moratorium declared by federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 22

calamity or emergency if, in the reasonable judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Shares.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, or arbitrator, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse Effect.

     (d) Each of the representations and warranties of the Company contained herein shall be true and correct at the Closing Date, as if made at the Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company, and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date, shall have been duly performed, fulfilled or complied with.

     (e) Each of the representations and warranties of the Selling Stockholders contained herein shall be true and correct at the Closing Date, as if made at the Closing Date, and all covenants and agreements contained herein to be performed on the part of the Selling Stockholders, and all conditions contained herein to be fulfilled or complied with by the Selling Stockholders at or prior to the Closing Date, shall have been duly performed, fulfilled or complied with, and the Representatives shall have received a certificate to such effect, dated the Closing Date and signed by or on behalf of each of the Selling Stockholders.

     (f) The Underwriters shall have received an opinion from Andrews & Kurth L.L.P., counsel for the Company, satisfactory in form and substance to counsel for the Underwriters, dated as of each Closing Date, to the effect set forth in Exhibit B.

     (g) The Underwriters shall have received a favorable opinion, dated as of each Closing Date, of Thompson & Knight, P.C., counsel for the Underwriters, with respect to such matters as may be reasonably requested by the Underwriters, and you shall have provided such counsel with such papers and information as they may reasonably request to enable them to provide such opinion.

     (h) On the Firm Shares Closing Date, the Underwriters shall have received an opinion from [Watkins & Eager PLLC], legal counsel for the Selling Stockholders, satisfactory in form

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 23

and substance to counsel for the Underwriters, dated as of the Firm Shares Closing Date, to the effect set forth in Exhibit C.

     (i) The following conditions contained in clauses (i), (ii) and (iii) of this Section 6(i) shall have been satisfied on and as of each Closing Date and the Company shall have furnished to the Underwriters a certificate of the Company, signed by the President and the principal financial or accounting officer of the Company, dated such Closing Date to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement or amendment to the Prospectus, and this Agreement and that:

          (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

          (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

          (iii) since the date of the most recent financial statements included in the Prospectus, there has been no change that would have a Material Adverse Effect.

     (j) At the Representation Date and at each Closing Date, Arthur Andersen LLP shall have furnished to the Underwriters a letter or letters, dated respectively as of the date of this Agreement and each Closing Date, in form and substance satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statistical information pertaining to the Company and the Subsidiaries contained in the Registration Statement and the Prospectus.

     (k) At the Representation Date, the Company shall have furnished to the Underwriters a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company and from the Selling Stockholders, addressed to the Underwriters, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 24

period of 180 days following the date of the Prospectus without the prior written consent of Jefferies & Company, Inc.

     (l) At the Closing Date, counsel for the Underwriters shall have been furnished with such information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated herein and related proceedings, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

     (m) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     If any condition specified in this Section 6 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company and such termination shall be without liability of any party to any other party except as provided in Section 5.

     SECTION 7.  Indemnification and Contribution.

     (a) The Company agrees to indemnify, defend and hold harmless each Underwriter and its respective officers, shareholders, employees, directors and agents and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, damage, liability or claim (including the reasonable cost of investigating such claim) that, jointly or severally, any such Underwriter or any such officer, shareholder, employee, director, agent or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not misleading or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus (the term Prospectus for the purpose of this Section 7(a) and Section 7(b) being deemed to include any Preliminary Prospectus, the Prospectus, and the Prospectus as amended or supplemented) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 25

the circumstances under which they were made, not misleading; provided, however, the Company will not be liable in any such case to the extent any such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information provided in writing to the Company by or on behalf of any Underwriter, expressly for use in the Registration Statement or the Prospectus; and provided, further that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of any such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents, and the Company shall not be liable to any such indemnified Underwriter or its respective officers, shareholders, employees, directors and agents, from whom the person asserting any such losses, claims, expense, damage, or liabilities purchased the Shares concerned, to the extent that any such loss, claim, expense, damage or liability of such indemnified Underwriter or its respective officers, shareholders, employees, directors, and agents results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis to permit the Prospectus (as the same may be amended or supplemented) to be sent or given. The Company agrees that the only such information provided in writing by or on behalf of any Underwriter to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second, third, fifth and eighth paragraphs following the table in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus. The foregoing indemnity agreement shall be in addition to any liability that the Company may otherwise have.

     (b) The Selling Stockholders agree, severally, to indemnify, defend and hold harmless each Underwriter and its respective officers, shareholders, employees and directors and any person who controls any Underwriter within the meaning of Section 15 of the Act from and against any loss, expense, liability or claim (including the reasonable cost of investigating such claim) that, jointly or severally, any such Underwriter or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or any omission or alleged omission to state a material fact required to be stated in such Registration Statement or necessary to make the statements made therein not

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 26


misleading, or any untrue statement or alleged untrue statement of a material fact contained in a Prospectus or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any Preliminary Prospectus, the indemnity agreement contained in this Section 7(b) shall not inure to the benefit of any such indemnified Underwriter or its respective officers, shareholders, employees and directors, and the Selling Stockholder shall not be liable to any such indemnified Underwriter or its respective officers, shareholders, employees and directors, from whom the person asserting any such losses, claims, damages, or liabilities purchased the Shares concerned, to the extent that any such loss, claim, damage or liability of such indemnified Underwriter or its respective officers, shareholders, employees and directors results from the fact that there was not sent or given to such person at or prior to the written confirmation of the sale of such Shares to such person, a copy of the Prospectus, as the same may be amended or supplemented, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in such Prospectus and the Company had previously furnished copies thereof to such indemnified Underwriter on a timely basis to permit the Prospectus (as the same may be amended or supplemented) to be sent or given, and provided further, that the liability of any Selling Stockholder pursuant hereto shall not exceed an amount equal to the net proceeds received by such Selling Stockholder from the sale of its Shares hereunder to the Underwriters.

     (c) Each Underwriter agrees to indemnify, defend and hold harmless the Selling Stockholders, and the Company and its officers, shareholders, employees and directors and any person who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, damage, liability or claim (including the reasonable cost of investigating such claim) that the Selling Stockholders, the Company or any such officer, shareholder, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise to the same extent as the provisions of
Section 6(a) above, but only insofar as such loss, expense, damage, liability or claim arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in reliance on or in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter, expressly for use in the Registration Statement or the Prospectus. The Selling Stockholders and the Company agree that the only information provided in writing by or on behalf of the Underwriters to the Company, expressly for use in the Registration Statement or the Prospectus, is that information contained in the table and the second, third, fifth and eighth paragraphs following the table in the section of the Prospectus entitled "Underwriting" and the last paragraph on the cover page of the Prospectus.

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 27

     (d) If any action is brought against an indemnified party under this
Section 7, the indemnified party or parties shall promptly notify the indemnifying party in writing of the institution of such action (provided that the failure to give such notice shall not relieve the indemnifying party of any liability that it may have pursuant to this Agreement, unless and to the extent the indemnifying party did not otherwise learn of such action and such failure has resulted in the forfeiture of substantive rights or defenses by the indemnifying party) and the indemnifying party shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to take charge of the defense of such action within a reasonable time after notice of the institution of such action, (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to the indemnifying party or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying party and paid as incurred; provided that the indemnifying party shall only be responsible for the fees and expenses of one counsel for the indemnified party or parties hereunder. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

     (e) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsection (a), (b) or (c) of this Section 7 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and each Selling Stockholder on the one hand and the Underwriters on the other hand

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 28


shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and such Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and each Selling Stockholder on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, such Selling Stockholder or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

     (f) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(e) above. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by it by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. The respective indemnity and contribution agreements contained in Section 7, and the covenants, representations and warranties of the Company and the Selling Stockholders contained in this Agreement or contained in certificates of officers of the Company and the Selling Stockholders submitted pursuant hereto, shall remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or any of its respective officers, employees, directors, shareholders, agents or any person who controls any Underwriters, or by or on behalf of the Company or the Selling Stockholders or any of the officers or directors or any controlling person of the Company, and will survive delivery of and payment for the Shares.

     SECTION 9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Shares hereunder on either the Firm Shares Closing Date or the Additional Shares Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10 percent of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date, the

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 29

Representatives may make arrangements satisfactory to the Company and the Selling Stockholders for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10 percent of the total number of Shares that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company and the Selling Stockholders for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in this Section 9 (provided that if such default occurs with respect to the Additional Shares after the Firm Shares Closing Date, this Agreement will not terminate as to the Firm Shares). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     SECTION 10. Notices. All notices and other communications hereunder will be in writing and shall be deemed to have been duly given if mailed or transmitted by standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters in care of:

                 Jefferies & Company, Inc.
                 [11100 Santa Monica Boulevard
                 Los Angeles, California  90071
                 Attention of Jerry Gluck, Esq.]

with a copy to:  Robert D. Campbell, Esq.
                 Thompson & Knight, P.C.
                 1700 Pacific Avenue, Suite 3300
                 Dallas, Texas 75201

or, if sent to the Company or any of the Selling Stockholders, directed to:

                 Friede Goldman International Inc.
                 525 East Capitol Street
                 Suite 402
                 Jackson, Mississippi  39210

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 30


                 Attention of J.L. Holloway

with a copy to:  Thomas P. Mason, Esq.
                 Andrews & Kurth L.L.P.
                 4200 Texas Commerce Tower
                 Houston, Texas 77002

     SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors, assigns, heirs and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to provide any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors, assigns, heirs and legal representatives and the controlling persons, officers, employees, directors and shareholders referred to in Sections 7 and 8 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, assigns, heirs and legal representatives, and such controlling persons, shareholders, officers and directors and their respective heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. Governing Law and Time. This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Specified times of day refer to New York time, unless otherwise specified.

     SECTION 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 31

     If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Company, the Selling Stockholders and the Underwriters in accordance with its terms.

                              Very truly yours,

                              FRIEDE GOLDMAN INTERNATIONAL INC.

                              By:------------------------------------
                              Name:----------------------------------
                              Title:---------------------------------

                              SELLING STOCKHOLDERS

                              ---------------------------------------
                              J.L. Holloway

                              ---------------------------------------
                              Carl M. Crawford

                              ---------------------------------------
                              Ronald W. Schnoor

The foregoing Agreement is
hereby confirmed and accepted
as of the date first above
written.

JEFFERIES & COMPANY, INC.
BEAR, STEARNS & CO. INC.
JOHNSON RICE & COMPANY L.L.C.
As Representatives of the Several Underwriters

JEFFERIES & COMPANY, INC.

By:--------------------------------------------
Name:------------------------------------------

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
         , 1997
Page 32

Title:-----------------------------------------

                                   SCHEDULE I

                              SELLING STOCKHOLDERS
                              --------------------


Name                 Number of Shares
----                 ----------------

J. L. Holloway              1,215,750
Carl M. Crawford              224,400
Ronald W. Schnoor              59,850

                                  SCHEDULE II

                                  UNDERWRITERS
                                  ------------

                                                        Number of Firm
                                                         Shares to be
              Name of Underwriter                         Purchased
       ---------------------------------                --------------
Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.







                                                        ______________
  Total                                                   [3,800,000]


                                  SCHEDULE III

                                  SUBSIDIARIES
                                  ------------


          Name            Jurisdiction  Ownership %
------------------------  ------------  -----------
HAM Marine, Inc.          Mississippi       100%
Friede & Goldman, Ltd.     Louisiana        100%

                                   EXHIBIT A


                              ______________, 1997

Jefferies & Company, Inc.
Bear, Stearns & Co. Inc.
Johnson Rice & Company L.L.C.
c/o Jefferies & Company, Inc.
909 Fannin Street
Houston, Texas 77010

Dear Sirs:

     The undersigned has been informed that you, as representatives of the underwriters (the "Underwriters"), are planning to enter into an Underwriting Agreement (the "Underwriting Agreement") with Friede Goldman International Inc., a Delaware corporation (the "Company"), and certain stockholders of the Company (the "Selling Stockholders"), providing for the purchase by the Underwriters of [2,300,000] shares of the Company's common stock, $.01 par value (the "Common Stock"), from the Company and an aggregate of [1,500,000] shares of Common Stock from the Selling Stockholders, with the right to purchase up to [570,000] additional shares of Common Stock from the Company to cover over-allotments.

     To induce you to enter into the Underwriting Agreement and in consideration of the purchase and public offering by you of such shares of Common Stock (which the undersigned considers to be in the best interests of the Company and its stockholders and to the undersigned's benefit), the undersigned agrees with the Underwriters that for a period of 180 days from the date of the final Prospectus relating to such sale of Common Stock covered by the Underwriting Agreement, the undersigned will not without the prior written consent of Jefferies & Company, Inc., or unless pursuant to bona fide gifts to persons or entities who agree to be bound by the provisions of this letter, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock.

                                    Very truly yours,

                                   EXHIBIT B

     (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

     (ii) each Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

     (iii) each of the Company and the Subsidiaries is duly registered and qualified to conduct its business and is in good standing in each jurisdiction where the nature or location of its properties (owned or leased) or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify would not have a Material Adverse Effect;

     (iv) all the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and all outstanding shares of capital stock of each such Subsidiary are owned of record and, to such counsel's knowledge, beneficially by the Company free and clear of any perfected security interests and, to such counsel's knowledge, any other security interests, liens, encumbrances, equities, other rights to purchase or other claims;

     (v) there are no preemptive or other rights to subscribe for or to purchase shares of capital stock of the Company pursuant to any statute, the certificate of incorporation or bylaws of the Company or, to such counsel's knowledge, any agreement or other instrument to which the Company is a party as to which any person can successfully maintain an action, suit or proceeding against the Company for violation of his or her preemptive rights with respect to the issuance of any share of capital stock of the Company;

     (vi) to such counsel's knowledge, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries required to be disclosed in the Prospectus that is not adequately disclosed in the Prospectus;

     (vii) to such counsel's knowledge, there is no contract or other document required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, that is not described or filed as required;

     (viii) all of the Company's issued and outstanding capital stock has been duly authorized and validly issued and is fully paid and nonassessable as of the date hereof and is as set forth in the Prospectus under the heading "Capitalization", subject to the assumptions set forth therein, and the authorized capital stock of the Company conforms in all material respects to the descriptions thereof under the caption "Description of Capital Stock" in the Prospectus;

     (ix) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Prospectus (other than the financial statements and supporting schedules contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the applicable Act Regulations; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (x) the statements in the Registration Statement and Prospectus, insofar as they are descriptions of contracts, agreements or other legal documents, are accurate in all material respects and present fairly the information required to be shown;

     (xi) the Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Company has full corporate power and authority to enter into the Underwriting Agreement;

     (xii) no consent, approval, authorization or order of any court or governmental agency or body is required in connection with the consummation of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

     (xiii) neither the execution and delivery of the Underwriting Agreement, nor the consummation of any other of the transactions therein contemplated, nor the fulfillment of the terms thereof, will result in a breach of, or constitute a default under, (a) the terms of any indenture or other agreement or instrument
(i) to which the Company or any of the Subsidiaries is a party or by which it is bound and (ii) that is either filed as an exhibit to the Registration Statement or is identified to such counsel as being material to the Company and the Subsidiaries, taken as a whole, and listed on a schedule to such counsel's opinion, (b) any law, statute, rule, order, regulation or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Subsidiaries of which such counsel is aware and that is known by such counsel to be applicable to the Company or any of the Subsidiaries (where such conflict, breach or default would have a Material Adverse Effect) or (c) the certificate of incorporation or bylaws of the Company;

     (xiv) the Shares to be sold by the Company have been duly and validly authorized by the Company for issuance, and the Company has full corporate power and authority to issue, sell and deliver the Shares; and, when the Shares are issued and delivered against payment therefor as provided by the Underwriting Agreement, the Shares will have been validly issued and will be fully paid and nonassessable, and the issuance of such Shares will not be subject to any statutory preemptive rights or similar statutory rights or, to such counsel's knowledge, any other preemptive or similar rights;

     (xv) the certificates for the Shares are in due and proper form under Delaware law and the bylaws of the Company and conform with the form of certificates duly authorized by the Board of Directors of the Company;

     (xvi) the Shares, when issued, will conform in all material respects to the description thereof contained in the Prospectus and the Registration Statement under the caption "Description of Capital Stock";

     (xvii) to such counsel's knowledge, no holder of any securities of the Company or any other person has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to such person, or to permit such person to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company that has not been waived or lapsed; and

     (xviii) the Company is not an "investment company" as defined under the Investment Company Act or subject to registration under such Act.

     In addition, such counsel shall also state that such counsel has participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and representatives of the independent certified public accountants of the Company and the Subsidiaries at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and that, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in clauses (viii), (x) and (xvi) of this Exhibit
B), on the basis of the foregoing (relying as to materiality upon officers and other representatives of the Company), no facts have come to the attention of such counsel that lead such counsel to believe that the Registration Statement at the time it became effective or at the Representation Date and the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus that has been provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that such counsel need not express any comment with respect to the financial statements and schedules contained therein, including the notes thereto, the auditors' report thereon and the related summary of accounting policies.

     The opinions of such counsel relate solely to, are based solely upon and are limited exclusively to the laws of the State of Delaware and the federal laws of the United States of America, to the extent applicable.

                                   EXHIBIT C

     (i) each of the Underwriting Agreement and the Power of Attorney and Custody Agreement has been duly executed and delivered by or on behalf of each Selling Stockholder;

     (ii) to such counsel's knowledge, each Selling Stockholder has full power and authority to sell, assign, transfer and deliver the Shares to be sold by it;

     (iii) to such counsel's knowledge, the execution and delivery of the Underwriting Agreement and the Power of Attorney and Custody Agreement by or on behalf of each Selling Stockholder and the sale of the Shares pursuant to the terms thereof will not conflict with or violate, result in a breach of or constitute a default under the terms or provisions of any agreement, indenture, mortgage or other instrument to which such Selling Stockholder is a party or by which it or any of its assets or property is bound and which has been identified to such counsel as being material to such Selling Stockholder, or any court order or decree or any laws, rule, or regulation (except such as may be required under the Act or such as may be required by the NASD or under state securities or blue sky laws governing the purchase and distribution of the Shares) applicable to such Selling Stockholder or to any of the property or assets of such Selling Stockholder, which breach, default or violation would impair such Selling Stockholder's ability to sell Shares pursuant to the terms of the Underwriting Agreement;

     (iv) the Power of Attorney and Custody Agreement is valid and binding on each Selling Stockholder and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Power of Attorney and Custody Agreement the Shares being sold by such Selling Stockholder under the Underwriting Agreement; and

     (v) immediately prior to the delivery of certificates on the Closing Date, each of the Selling Stockholders was the sole record owner of the Shares to be sold by it, and upon delivery of the Shares that each Selling Stockholder has agreed to sell pursuant to the Underwriting Agreement and payment therefor as contemplated therein and assuming the Underwriters are acquiring the Shares in good faith without notice of any adverse claims, the Underwriters will acquire valid title to such Shares free and clear of any adverse claims.


                                      C-1